UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

AMERCO

(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

5555 Kietzke Lane, Ste. 100 Reno, Nevada 89511 (Address of principal executive offices including zip code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

Fixed Rate Secured Notes Series UIC-2G, 3G, 4G, 5G, 6G, 7G, 8G, 9G, 10G, 11G, 12G, 13G, 14G and 15G

On October 24, 2017, the Company and the Trustee entered the Thirty-First Supplemental Indenture to the Base Indenture (the “31st Supplement”) and a Pledge and Security Agreement (the “Security Agreement”).  In connection with the foregoing, the Company has offered up to $4,970,000 in aggregate principal amount of its UIC-2G, 3G, 4G, 5G, 6G, 7G, 8G, 9G, 10G, 11G, 12G, 13G, 14G and 15G Secured Notes (the “Notes”) in a public offering.  Investors in the Notes must first join the U-Haul Investors Club. The Company intends to use the proceeds from the Notes offering to reimburse its subsidiaries and affiliates for the cost of acquisition and development of the collateral pledged in such offering (the “Collateral”) and for general corporate purposes.

The Notes bear interest at rates between 4.93% and 6.07% per year and mature between eight and twelve years from issue date and are fully amortizing over their respective terms. Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term. The 31st Supplement and the Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral subject to permitted liens, and a prohibition of additional liens on the Collateral.  The Notes are not guaranteed by any subsidiary of the Company and are structurally subordinated to existing and future claims of creditors of the Company’s subsidiaries.

The Notes will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-215546) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement dated October 24, 2017, together with the accompanying prospectus dated January 13, 2017, relating to the offering and sale of the Notes.

For the complete terms and conditions of the 31st Supplement and the Security Agreement, please refer to the 31st Supplement and the Security Agreement themselves, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

The opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-215546) and filed as Exhibit 5.1 hereto.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1

Series UIC-2G, 3G, 4G, 5G, 6G, 7G, 8G, 9G, 10G, 11G, 12G, 13G, 14G and 15G Thirty-First Supplemental Indenture and Pledge and Security Agreement dated October 24, 2017, by and between AMERCO and U.S. Bank National Association, as trustee.

5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Date: October 25, 2017

EXHIBIT INDEX

Exhibit No.	Description
4.1

Series UIC-2G, 3G, 4G, 5G, 6G, 7G, 8G, 9G, 10G, 11G, 12G, 13G, 14G and 15G Thirty-First Supplemental Indenture and Pledge and Security Agreement dated October 24, 2017, by and between AMERCO and U.S. Bank National Association, as trustee.

5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).